December 2020 Convertible Debenture and Warrants	6 Months Ended
Jun. 30, 2021
Debt Disclosure [Abstract]
December 2020 Convertible Debenture and Warrants

Note 13 - December 2020 Convertible Debenture and Warrants

On December 14, 2020, the Company completed a private placement in net proceeds of $1,540,000 in exchange for the issuance of i) a 9% senior secured convertible debenture (the “2020 Convertible Debenture” or “Debenture”) in the principal amount of $1,600,000, which is convertible up to 800,000 ADSs at $2.00 per ADS at any time, matures 30 months from the date of issuance and accrues interest at 9% per annum payable quarterly in cash or, in lieu of cash payment, in our ADSs, subject to adjustment and certain customary equity conditions; ii) a 2-year warrant (“Series B Warrant”) to purchase 5,000,000 ADS at an exercise price of $2.00 per ADS; iii) a warrant to purchase 1,200,000 ADS (“Series A Warrant”) until December 14, 2027 at an exercise price of $2.45 per ADS; and iv) a 7-year warrant to purchase 7,500,000 ADS (“Series C Warrant”, together with Series A Warrant and Series B Warrant, the “December 2020 Warrants”) at an exercise price of $2.45 per ADS. The exercisability of Series C Warrant shall vest ratably from time to time in proportion to the exercise of the Series B Warrant by the holder. Further, for each $1 million of subscription amount under the 2020 Convertible Debenture and the Series B Warrant, the purchaser shall receive a certificate representing 50,000 ADSs (or such lesser number on a ratable basis if the Subscription Amount is less than $1 million). The Company and the subsidiary guarantors have pledged substantially all of their assets as security for amounts due under the Debenture, upon the terms and subject to the conditions set forth in a security agreement.

The Debenture includes an adjustment provision in the event of share combination event (as defined in the agreements), also includes a full ratchet anti-dilution in the event that the Company issues any ADSs or ordinary shares for a per share purchase price less than the then conversion price. Similar to the Debenture, the December 2020 Warrants include an adjustment provision in the event of a share combination event. Additionally, if the Company issues ordinary shares or ordinary share equivalents for an effective price less than $2.20, subject to adjustment, then the exercise price shall be adjusted to such lower price and the number of ADSs issuable upon exercise of the December 2020 Warrants shall be adjusted proportionally to maintain the aggregate exercise price of the December 2020 Warrants.

The Company adopted ASU 2017-11, Accounting for Certain Financial Instruments with Down Round Features. The detachable December 2020 Warrants issued to the holder are considered to be indexed to the Company’s own stock and classified in stockholders’ equity and therefore they meet the scope exception prescribed in ASC 815-10-15. The fair value of December 2020 Warrants is measured by using Binomial Option Pricing Model and Black-Scholes Merton Valuation Model with the assumptions below on the date of issuance. The three series of December 2020 Warrants were valued at approximately $1,220,000, $2,915,000 and $6,244,000, respectively with no subsequent adjustment of fair value in accordance with ASC 815.

	Series A	Series B	Series C
Expected term in years	7	2	7
Expected dividend yield	0%	0%	0%
Volatility	46.68%	49.61%	46.68%
Risk-free interest Rate	0.63%	0.197%	0.63%

The Company assessed the accounting for the Debenture in accordance with ASC 470-20 allocating the net proceeds to Convertible Debenture, the detachable Series A, B and C December 2020 Warrants on their relative fair value basis, in the amount of approximately $206,000, $157,000, $375,000 and $802,000, respectively.

The intrinsic value of beneficial conversion feature (the “BCF”) is greater than the proceeds allocated to the convertible instrument, therefore the amount of the discount assigned to the BCF is limited to the amount of the proceeds allocated to the convertible instrument. For the holder of the Debenture, conversion price results in BCF that is separated as an equity component and assigned a value of approximately $206,000 as a debt discount. Debt discount is amortized using the effective interest rate method over the period from the issuance date through the stated redemption date.

The issuance costs are allocated in the same proportion as the proceeds are allocated to the debt and warrants. Issuance costs allocated to the equity-classified warrants in an aggregate of $77,500 were charged to stockholders’ equity.

The Debenture is recognized initially at fair value, net of debt discounts including the amount paid to the holder of $60,000 and allocation of proceeds to BCF and the detachable Series A and Series B Warrants of $737,000, in an aggregate of approximately $803,000 on the date of issuance. As the vesting of Series C Warrants is contingent upon the exercise of Series B, debt discounts related to allocation of proceeds to Series C Warrants will be deferred and recognized until Series C Warrants are vested on a proportional basis. As of December 31, 2020, the remaining unamortized debt discount was $784,000.

The Company recognized interest expense of approximately $20,000 for the period ended December 31, 2020 including interest relating to contractual interest obligation approximately of $7,000 and amortization of the debt discounts and debt issuance cost approximately of $13,000. As a result of discounts accretion and amortization, the Debenture was in the carrying value of approximately $816,000 as of December 31, 2020.

As a result of January 2021 Call Options as discussed in Note 14, exercise price of Series A and Series C Warrants was adjusted from $2.45 to $2.00. In accordance with ASC 260-10-25-1, when a down round feature is triggered, the Company recognized the effect of the down round feature in an aggregate of $743,500, and the effect is treated as a dividend and a reduction to income available to common shareholders in the basic EPS calculation.

On January 29, 2021, the Debenture along with accrued interest of $11,600 was fully converted into 889,667 Class A ordinary shares, as represented by ADSs. The remaining debt discounts of $784,000 was fully amortized upon conversion. The Company recognized interest expense of approximately $796,000 for the six months ended June 30, 2021.

During the six months ended June 30, 2021, as a result of full exercise of December 2020 Warrants, the Company received the proceeds of $27.4 million in exchange for the issuance of 14,200,000 Class A ordinary shares, as represented by ADSs.